Exhibit 99.2

Certain Acquired Properties Subject to a

Net Lease with a Single Tenant

We have and may continue to acquire properties that are subject to a net lease with a single tenant whereby the tenant is responsible for all the operating costs of the property including, real estate taxes, insurance, maintenance and repair and other operating expenses per the lease agreement. In limited instances, such tenants, or their guarantor, have audited financial information available including those tenants or guarantors that are public registrants with the Securities and Exchange Commission (the “SEC”). In these limited cases, we are providing summary financial information with respect to those tenants as we believe the financial information specific to these tenants, along with other relevant information, to be more relevant and useful than audited financial information provided pursuant to SEC Rule 3-14.

Acquisition of National Office and Industrial Portfolio

On June 25, 2010, through various wholly-owned subsidiaries, we completed the previously disclosed acquisition of a portfolio of 32 office and industrial properties, aggregating approximately 11.3 million net rentable square feet (the “National Office and Industrial Portfolio” or “NOIP Portfolio”), or interests therein, from several subsidiaries of iStar Financial Inc. (the “Sellers”). Included in the NOIP Portfolio are 26 properties that are subject to a net lease with a single tenant whereby the tenant is responsible for all the operating costs of the property including, real estate taxes, insurance, maintenance and repair and other operating expenses per the lease agreement (the “National Office and Industrial Portfolio Triple Net Properties”). The tenants of the National Office and Industrial Portfolio Triple Net Properties are public registrants with the SEC and, as such, have audited financial information publicly available. As a result, we are providing summary financial information with respect to those tenants that occupy the National Office and Industrial Portfolio Triple Net Properties. All National Office and Industrial Portfolio Triple Net Properties are 100% owned by us and were 100% leased as of June 30, 2010. The following table summarizes certain information for the properties and tenants for which we will provide summary financial information (amounts in thousands).

Office Properties	Market	Net Rentable Square Feet	Major Tenant	% of NOIP Portfolio 2009 Net Operating Income
Harborside Plaza	Northern New Jersey	594	Charles Schwab	16%
Colshire Drive	Washington, DC	575	Northrop Grumman	13%
Sybase Drive	East Bay, CA	405	Sybase	13%
Connection Drive	Dallas, TX	294	Nokia	3%
1600 SW 80th Street	Miami, FL	240	Crawford	3%
Sylvan Way	Northern New Jersey	213	Avis Budget	3%
East Maple Avenue	Los Angeles, CA	107	Equinix	3%
Inverness Drive West	Denver, CO	257	DirecTV	3%
Charleston Place	Silicon Valley, CA	187	Google	3%
Corporate Center Drive	Los Angeles, CA	218	WellPoint	2%
Doolittle Drive	Los Angeles, CA	124	Northrop Grumman	2%
Sunset Hills Road	Washington, DC	178	Unisys	2%
Sheila Street	Los Angeles, CA	108	Unified Western Grocers	2%
North Fairway Drive	Chicago, IL	100	Baxter	1%
N. Glenville Drive	Dallas, TX	121	Nortel	1%
Waterview Parkway	Dallas, TX	62	ADS	1%
Shadelands Drive	East Bay, CA	60	Aetna	1%

Total Office Properties		3,843		72%

Industrial Properties
Goodyear Portfolio*	Chicago, IL, Central Pennsylvania, Dallas, TX, Atlanta, GA (2), Columbus, OH	4,701	Goodyear	13%
South Columbia	Central Kentucky	727	Amazon.com	2%
200 Corporate Drive	Chicago, IL	575	Spectrum	2%
Columbia Road	Cleveland, OH	188	FedEx	2%

Total Industrial Properties		6,191		19%

Grand Total		10,034		91%

*	Subsequent to our acquisition of the National Office and Industrial Portfolio, we sold a portfolio of six properties included in the National Office and Industrial Portfolio that were all leased to one tenant, Goodyear Tire and Rubber Company (the “Goodyear Portfolio”). We sold the Goodyear Portfolio for approximately $172.5 million and used those proceeds to repay approximately $169.1 million of outstanding borrowings that had been used to partially finance our acquisition of the National Office and Industrial Portfolio. The Goodyear Portfolio included all of our properties that were leased to Goodyear Tire & Rubber Company.

The tenants above currently file audited financial reports with the SEC. The summary financial data below was obtained from each tenant’s most recently filed audited annual report. The information presented is summarized and does not include all related disclosures, and therefore may not be a complete and accurate representation of the respective companies’ results of operations or financial position. For additional information and to obtain a complete understanding of the financial statements and the related critical accounting policies and estimates used in the preparation of those financial statements, please refer to each entity’s annual report filed on Form 10-K, Form 20-F, or in the tenant’s annual report which is available on the SEC’s website at www.sec.gov and/or the tenant’s investor relations page on their respective web site. Summary financial data for each tenant is presented below for the most recent three fiscal years for income and cash flow information and the most recent two years for balance sheet information.

Approximate future minimum rentals under non-cancelable, in-place leases of the National Office and Industrial Portfolio Triple Net Properties, as of December 31, 2009, are as follows (amounts in thousands).

For the Year Ended December 31,
2010	$104,000
2011	106,676
2012	110,321
2013	105,171
2014	99,560
Thereafter	397,038

Total	$922,766

Four tenants accounted for greater than 10% of the rental revenues of the National Office and Industrial Portfolio Triple Net Properties for the year ended December 31, 2009. See the following table for details of each of these tenants’ respective percentages of rental revenues for the year ended December 31, 2009.

Tenant	Industry	Lease Expiration	% of 2009 Rental Revenue	% of Future Minimum Lease Payments
Charles Schwab & Co., Inc	Security Brokers, Dealers, & Flotation Companies	9/30/2017	21%	19%
Northrop Grumman (1)	Search, Detection, Navigation, Guidance, Aeronautical Systems	12/31/2016 & 7/31/14	16%	12%
Sybase, Inc.,	Services - Prepackaged Software	1/31/2017	13%	13%
Goodyear Tire & Rubber Company (2)	Tires & Inner Tubes	12/31/2021	14%	5%

(1)	The National Office and Industrial Portfolio includes two properties which are both leased to Northrop Grumman. The amounts above represent the combined amounts relating to the two leases.
(2)	Subsequent to our acquisition of the National Office and Industrial Portfolio, we sold a portfolio of six properties included in the National Office and Industrial Portfolio that were all leased to one tenant, Goodyear Tire and Rubber Company (the “Goodyear Portfolio”). We sold the Goodyear Portfolio for approximately $172.5 million and used those proceeds to repay approximately $169.1 million of outstanding borrowings that had been used to partially finance our acquisition of the National Office and Industrial Portfolio. The Goodyear Portfolio included all of our properties that were leased to Goodyear Tire & Rubber Company.

DirecTV – Inverness Drive West, Denver, Colorado

Summary financial data for DirecTV (NasdaqGS: DTV) is presented below for the years ended December 31, 2009, 2008, and 2007 (amounts in millions):

	For the Year Ended December 31,
	2009	2008	2007
Summary Income Information:
Revenues	$21,565	$19,693	$17,246
Operating costs and Expenses	18,892	16,998	14,760

Operating profit	2,673	2,695	2,486
Other expenses, net	1,731	1,174	1,035

Net income	942	1,521	1,451

Summary Cash Flow Information:

Cash flows from operating activities	$4,431	$3,910	$3,645
Cash flows from investing activities	(2,194)	(2,388)	(2,822)
Cash flows from financing activities	(1,637)	(600)	(2,239)

	As of December 31,
	2009	2008
Summary Balance Sheet Information:
Current assets	$5,055	$4,044
Non-current assets	13,205	12,495

Total assets	$18,260	$16,539

Current liabilities	5,701	3,585
Non-current liabilities	9,648	8,323

Total liabilities	15,349	11,908
Equity	2,911	4,631

Total liabilities and equity	$18,260	$16,539

Northrop Grumman – Doolittle Drive, Los Angeles, California and Colshire Drive, Washington DC

Summary financial data for Northrop Grumman (NYSE: NOC) is presented below for the years ended December 31, 2009, 2008, and 2007 (amounts in millions):

	For the Year Ended December 31,
	2009	2008	2007
Summary Income Information:
Sales and Service Revenues	$33,755	$32,315	$30,341
Costs and expenses	31,272	32,578	27,416

Operating Income (loss)	2,483	(263)	2,925
Other expenses, net	797	999	1,135

Net income (loss)	1,686	(1,262)	1,790

Summary Cash Flow Information:
Net cash provided by operating activities	$2,133	$3,211	$2,890
Net cash provided by (used in) investing activities	867	(626)	(1,430)
Net cash used in financing activities	(1,229)	(2,044)	(1,512)

	As of December 31,
	2009	2008
Summary Balance Sheet Information:
Current assets	$8,635	$8,243
Non-current assets	21,617	21,954

Total assets	$30,252	$30,197

Current liabilities	6,985	7,449
Non-current liabilities	10,580	10,828

Total liabilities	17,565	18,277
Equity	12,687	11,920

Total liabilities and equity	$30,252	$30,197

Unified Western Grocers – Sheila Street, Los Angeles, California

Summary financial data for Unified Western Grocers is presented below for fiscal years ended October 3, 2009, September 27, 2008, and September 29, 2007, as follows (amounts in thousands):

	For the Fiscal Year Ended
	October 3, 2009	September 27, 2008	September 29, 2007
Summary Income Information:
Net sales	$4,050,678	$4,104,775	$3,133,441
Costs of sales and distribution, selling, and administrative expenses	3,999,660	4,040,343	3,077,735

Operating income	51,018	64,432	55,706
Other expenses, net	36,263	47,063	41,300

Net income	14,755	17,369	14,406

Summary Cash Flow Information:
Net cash provided (utilized) by operating activities	$52,025	$(28,141)	$50,826
Net cash utilized by investing activities	(21,005)	(62,150)	(57,986)
Net cash (utilized) provided by financing activities	(35,927)	86,421	15,729

	As of
	October 3, 2009	September 27, 2008
Summary Balance Sheet Information:
Current assets	$485,714	$503,434
Non-current assets	429,839	399,848

Total assets	$915,553	$903,282

Current liabilities	295,928	302,717
Non-current liabilities	433,553	396,980

Total liabilities	729,481	699,697
Equity	186,072	203,585

Total liabilities and equity	$915,553	$903,282

Wellpoint – Corporate Center Drive, Los Angeles, California

Summary financial data for Wellpoint (NYSE:WLP) is presented below for the years ended December 31, 2009, 2008, and 2007 (amounts in thousands):

	For the Year Ended December 31,
	2009	2008	2007
Summary Income Information:
Revenues	$65,028	$61,251	$61,168
Expenses	60,282	58,760	57,823

Net income	4,746	2,491	3,345

Summary Cash Flow Information:
Net cash provided by operating activities	$3,039	$2,535	$4,345
Net cash provided by (used in) investing activities	3,003	616	(769)
Net cash used in financing activities	(3,403)	(3,736)	(3,410)
Effect of changes in exchange rates on cash and cash equivalents	(7)

	As of December 31,
	2009	2008
Summary Balance Sheet Information:
Current assets	$28,071	$12,130
Non-current assets	24,054	36,273

Total assets	$52,125	$48,403

Current liabilities	14,674	15,020
Non-current liabilities	12,588	11,951

Total liabilities	27,262	26,972
Equity	24,863	21,432

Total liabilities and equity	$52,125	$48,403

Charles Schwab – Harborside Plaza, Northern New Jersey

Summary financial data for Schwab (NYSE: SCHW) is presented below for the years ended December 31, 2009, 2008, and 2007 (amounts in millions):

	For the Year Ended December 31,
	2009	2008	2007
Summary Income Information:
Net Revenues	$4,193	$5,150	$4,994
Total expenses excluding interest	2,917	3,122	3,141

Income	1,276	2,028	1,853
Other expenses, net	489	816	(554)

Net income	787	1,212	2,407

Summary Cash Flow Information:
Cash flows from operating activities	$1,437	$2	$1,746
Cash flows from investing activities	(14,057)	(10,901)	367
Cash flows from financing activities	15,419	9,577	144

	As of December 31,
	2009	2008
Summary Balance Sheet Information:

Total assets	$75,431	$51,675

Total liabilities	70,358	47,614

Equity	5,073	4,061

Total liabilities and equity	$75,431	$51,675

Avis Budget – Sylvan Way, Northern New Jersey

Summary financial data for Avis Budget (NYSE: CAR) is presented below for the years ended December 31, 2009, 2008, and 2007 (amounts in millions):

	For the Year Ended December 31,
	2009	2008	2007
Summary Income Information:
Net Revenues	$5,131	$5,984	$5,986
Total Expenses	5,208	7,327	6,978

Loss before income taxes	(77)	(1,343)	(992)
Benefit from income taxes	(30)	(219)	(45)

Loss from continuing operations	(47)	(1,124)	(947)
Discontinued operations, net			31
Net loss	(47)	(1,124)	(916)

Summary Cash Flow Information:
Net cash provided by operating activities	$1,491	$1,704	$1,714
Net cash provided by (used in) investing activities	166	(2,096)	(1,917)
Net cash (used in) provided by financing activities	(1,465)	463	239
Effect of changes in exchange rates on cash and cash equivalents	32	(27)	6

	As of December 31,
	2009	2008
Summary Balance Sheet Information:
Current assets	$1,730	$1,073
Non-current assets	8,363	10,245

Total assets	$10,093	$11,318

Current liabilities	1,284	911
Non-current liabilities	8,587	10,314

Total liabilities	9,871	11,225
Equity	222	93

Total liabilities and equity	$10,093	$11,318

Unisys – Sunset Hills Road, Washington, DC

Summary financial data for Unisys (NYSE: UIS) is presented below for the years ended December 31, 2009, 2008, and 2007 (amounts in millions):

	For the Year Ended December 31,
	2009	2008	2007
Summary Income Information:
Revenue	$4,598	$5,233	$5,653
Costs and expenses	4,252	5,192	5,567

Operating profit	346	41	86
Other expenses, net	157	171	165

Net income (loss)	189	(130)	(79)

Summary Cash Flow Information:
Cash flows from operating activities	$397	$255	$173
Cash flows from investing activities	(271)	(283)	(291)
Net cash (used for) provided by financing activities	(46)	(201)	210
Effect of changes in exchange rates on cash and cash equivalents	24	(57)	19

	As of December 31,
	2009	2008
Summary Balance Sheet Information:
Current assets	$1,703	$1,638
Non-current assets	1,254	1,186

Total assets	$2,957	$2,824

Current liabilities	1,395	1,426
Non-current liabilities	2,834	2,822

Total liabilities	4,229	4,248
Equity (deficit)	(1,272)	(1,424)

Total liabilities and equity (deficit)	$2,957	$2,824

Aetna – Shadelands Drive, East Bay, California

Summary financial data for Aetna (NYSE: AET) is presented below for the years ended December 31, 2009, 2008, and 2007 (amounts in millions):

	For the Year Ended December 31,
	2009	2008	2007
Summary Income Information:
Revenue	$34,764	$30,951	$27,600
Health Care and Benefits	26,139	22,724	19,543
Operating Expenses	6,383	5,752	5,046
Other expenses, net	965	1,091	1,180

Net income	1,277	1,384	1,831

Summary Cash Flow Information:
Net cash provided by operating activities	$2,488	$2,207	$2,066
Net cash used for investing activities	(2,000)	(1,073)	(1,038)
Net cash used for financing activities	(465)	(1,208)	(654)

	As of December 31,
	2009	2008
Summary Balance Sheet Information:
Current assets	$6,827	$4,918
Non-current assets	31,723	30,935

Total assets	$38,550	$35,853

Current liabilities	8,464	7,555
Non-current liabilities	20,582	20,112

Total liabilities	29,046	27,667
Equity	9,504	8,186

Total liabilities and equity	$38,550	$35,853

Baxter – North Fairway Drive, Chicago, IL

Summary financial data for Baxter (NYSE: BAX) is presented below for the years ended December 31, 2009, 2008, and 2007 (amounts in millions):

	For the Year Ended December 31,
	2009	2008	2007
Summary Income Information:
Net sales	$12,562	$12,348	$11,263
Cost of Sales	6,037	6,218	5,744

Gross Margin	6,525	6,130	5,519
Other expenses, net	4,320	4,116	3,812

Net income	2,205	2,014	1,707

Summary Cash Flow Information:
Cash flows from operations	$2,909	$2,515	$2,305
Cash flows from investing activities	(1,146)	(993)	(305)
Cash flows from financing activities	(1,012)	(1,931)	(1,971)
Effect of changes in exchange rates on cash and cash equivalents	(96)	1	25

	As of December 31,
	2009	2008
Summary Balance Sheet Information:
Current assets	$8,271	$7,148
Non-current assets	9,083	8,257

Total assets	$17,354	$15,405

Current liabilities	4,464	3,635
Non-current liabilities	5,470	5,479

Total liabilities	9,934	9,114
Equity	7,420	6,291

Total liabilities and equity	$17,354	$15,405

Google – Charleston Place, Silicon Valley, California

Summary financial data for Google (NasdaqGS: GOOG) is presented below for the years ended December 31, 2009, 2008, and 2007 (amounts in thousands):

	For the Year Ended December 31,
	2009	2008	2007
Summary Income Information:
Revenues	$23,650,563	$21,795,550	$16,593,986
Costs and expenses	15,338,377	15,163,581	11,509,586

Income from operations	8,312,186	6,631,969	5,084,400
Other expenses, net	1,791,738	2,405,111	880,680

Net income	6,520,448	4,226,858	4,203,720

Summary Cash Flow Information:
Net cash provided by operating activities	$9,316,198	$7,852,857	$5,775,410
Cash used in investing activities	(8,019,205)	(5,319,422)	(3,681,589)
Cash provided by financing activities	233,412	87,567	403,067
Effect of changes in exchange rates on cash and cash equivalents	10,511	(45,923)	40,034

	As of December 31,
	2009	2008
Summary Balance Sheet Information:
Current assets	$29,166,958	$20,178,182
Non-current assets	11,329,820	11,589,393

Total assets	$40,496,778	$31,767,575

Current liabilities	2,747,467	2,302,090
Non-current liabilities	1,745,087	1,226,623

Total liabilities	4,492,554	3,528,713
Equity	36,004,224	28,238,862

Total liabilities and equity	$40,496,778	$31,767,575

Sybase – Sybase Drive, East Bay, California

Summary financial data for Sybase (NYSE: SY) is presented below for the years ended December 31, 2009, 2008, and 2007 (amounts in thousands):

	For the Year Ended December 31,
	2009	2008	2007
Summary Income Information:
Revenues	$1,170,569	$1,131,930	$1,025,530
Costs and expenses	880,860	921,874	856,967

Operating income	289,709	210,056	168,563
Other expenses, net	125,692	81,818	29,436

Net income	164,017	128,238	139,127

Summary Cash Flow Information:
Cash flows from operating activities	$384,100	$295,514	$254,014
Cash flows from investing activities	(383,818)	(14,640)	86,722
Cash flows from financing activities	320,655	(245,886)	(112,645)
Effect of changes in exchange rates on cash	14,851	(28,432)	21,414

	As of December 31,
	2009	2008
Summary Balance Sheet Information:
Current assets	$1,560,757	$977,890
Non-current assets	907,127	848,432

Total assets	$2,467,884	$1,826,322

Current liabilities	920,125	459,846
Non-current liabilities	488,556	531,602

Total liabilities	1,408,681	991,448
Equity	1,059,203	834,874

Total liabilities and equity	$2,467,884	$1,826,322

Crawford – 1600 SW 80th Street, Miami, Florida

Summary financial data for Crawford (NYSE CRD-A/CRD-B) is presented below for the years ended December 31, 2009, 2008, and 2007 (amounts in millions):

	For the Year Ended December 31,
	2009	2008	2007
Summary Income Information:
Revenues	$1,048,202	$1,135,916	$1,051,278
Costs of Services	792,325	767,093	733,240
Other expenses, net	371,560	336,564	301,922

Net (loss) income	(115,683)	32,259	16,116

Summary Cash Flow Information:
Cash flows from operating activities	$51,664	$71,585	$23,428
Cash flows from investing activities	(31,169)	(28,036)	(19,087)
Cash flows from financing activities	(26,555)	(12,830)	(17,333)
Effect of changes in exchange rates on cash and cash equivalents	3,290	(8,450)	2,173

	As of December 31,
	2009	2008
Summary Balance Sheet Information:
Current assets	$325,715	$348,357
Non-current assets	417,190	546,891

Total assets	$742,905	$895,248

Current liabilities	258,998	288,996
Non-current liabilities	422,621	425,893

Total liabilities	681,619	714,889
Equity	61,286	180,359

Total liabilities and equity	$742,905	$895,248

Nokia – Connection Drive, Dallas Texas

Summary financial data for Nokia (NYSE: NOK) is presented below for the years ended December 31, 2009, 2008, and 2007 (Euro amounts in millions):

	For the Year Ended December 31,
	2009	2008	2007
Summary Income Information:
Net sales	€40,984	€50,710	€51,058
Cost of Sales	27,720	33,337	33,781

Gross profit	13,264	17,373	17,277
Other expenses, net	13,004	13,484	10,531

Profit	260	3,889	6,746

Summary Cash Flow Information:
Net cash from operating activities	€3,247	€3,197	€7,882
Net cash used in investing activities	(2,148)	(2,905)	(710)
Net cash used in financing activities	(696)	(1,545)	(3,832)
Foreign exchange	(25)	(49)	(15)

	As of December 31,
	2009	2008
Summary Balance Sheet Information:
Current assets	€23,613	€24,470
Non-current assets	12,125	15,112

Total assets	€35,738	€39,582

Current liabilities	15,188	20,355
Non-current liabilities	5,801	2,717

Total liabilities	20,989	23,072
Shareholders’ equity	14,749	16,510

Total liabilities and shareholders’ equity	€35,738	€39,582

ADS (assigned to Fujitsu) – Waterview Parkway, Dallas, Texas

Summary financial data for Fujitsu (Tokyo Stock Exchange: 6702) is presented below for the years ended December 31, 2009, 2008, and 2007 (amounts in thousands; translated by Fujitsu into USD from JPY amounts):

	For the Year Ended March 31,
	2010	2009	2008
Summary Income Information:
Net sales	$50,317,409	$47,887,663	$53,308,650

Operating costs and expenses	49,302,646	47,185,908	51,258,760

Operating income	1,014,763	701,755	2,049,890
Other income and expenses, net	13,849	1,848,571	1,568,820

Net income (loss)	1,000,914	(1,146,816)	481,070

Summary Cash Flow Information:
Cash flows from operating activities	$3,176,226	$2,531,612	$3,686,040
Cash flows from investing activities	10,968	(2,291,949)	(2,839,260)
Cash flows from financing activities	(4,358,172)	(488,714)	623,250
Effect of changes in exchange rates on cash and cash equivalents	(10,570)	(41,173)	(23,130)

	As of March 31,
	2010	2009
Summary Balance Sheet Information:
Current assets	$20,128,817	$19,260,582
Non-current assets	14,581,409	13,616,785

Total assets	$34,710,226	$32,877,367

Current liabilities	16,774,764	15,820,633
Non-current liabilities	7,737,903	7,611,816

Total liabilities	24,512,667	23,432,449
Net assets	10,197,559	9,444,918

Total liabilities and net assets	$34,710,226	$32,877,367

Equinix – East Maple Drive, Los Angeles, California

Summary financial data for Equinix (NasdaqGS: EQIX) is presented below for the years ended December 31, 2009, 2008, and 2007 (amounts in millions):

	For the Year Ended December 31,
	2009	2008	2007
Summary Income Information:
Revenues	$882,509	$704,680	$419,442
Costs and operating expenses	701,430	631,418	409,350

Income from operations	181,079	73,262	10,092
Other expenses, net	111,648	(34,662)	19,983

Net income (loss)	69,431	107,924	(9,891)

Summary Cash Flow Information:
Cash flows from operating activities	$355,492	$267,558	$120,020
Cash flows from investing activities	(558,178)	(478,040)	(1,054,725)
Cash flows from financing activities	323,598	145,106	1,145,013
Effect of changes in exchange rates on cash and cash equivalents	4,937	(5,050)	(2,238)

	As of December 31,
	2009	2008
Summary Balance Sheet Information:
Current assets	$727,887	$379,511
Non-current assets	2,310,263	2,055,225

Total assets	$3,038,150	$2,434,736

Current liabilities	315,459	289,993
Non-current liabilities	1,540,208	1,228,082

Total liabilities	1,855,667	1,518,075
Equity	1,182,483	916,661

Total liabilities and equity	$3,038,150	$2,434,736

Nortel (assigned to Ericsson) – North Glenville Drive, Dallas, Texas

Summary financial data for Ericsson (NasdaqGS: ERIC) is presented below for the years ended December 31, 2009, 2008, and 2007 (SEK amounts in millions):

	For the Year Ended December 31,
	2009	2008	2007
Summary Income Information:
Net sales	206,477 kr	208,930 kr	187,780 kr
Cost of Sales	136,278	134,661	114,059

Gross Margin	70,199	74,269	73,721
Other expenses, net	66,072	62,602	51,586

Net income	4,127 kr	11,667 kr	22,135 kr

Summary Cash Flow Information:
Cash flows from operating activities	24,476 kr	24,000 kr	19,210 kr
Cash flows from investing activities	(37,462)	(8,544)	(27,533)
Cash flows from financing activities	(1,701)	(7,208)	6,258
Effect of changes in exchange rates on cash and cash equivalents	(328)	1,255	406

	As of December 31,
	2009	2008
Summary Balance Sheet Information:
Current assets	182,442 kr	198,525 kr
Non-current assets	87,367	87,159

Total assets	269,809 kr	285,684 kr

Current liabilities	85,487 kr	104,117 kr
Non-current liabilities	43,295	39,483

Total liabilities	128,782	143,600
Equity	141,027	142,084

Total liabilities and equity	269,809 kr	285,684 kr

Amazon.com – South Columbia, Central Kentucky

Summary financial data for Amazon.com (NasdaqGS: AMZN) is presented below for the years ended December 31, 2009, 2008, and 2007 (amounts in millions):

	For the Year Ended December 31,
	2009	2008	2007
Summary Income Information:
Net sales	$24,509	$19,166	$14,835
Cost of sales	18,978	14,896	11,482

Gross profit	5,531	4,270	3,353
Other expenses, net	4,629	3,625	2,877

Net income	902	645	476

Summary Cash Flow Information:
Cash flows from operating activities	$3,293	$1,697	$1,405
Cash flows from investing activities	(2,337)	(1,199)	42
Cash flows from financing activities	(280)	(198)	50
Effect of changes in exchange rates on cash and cash equivalents	(1)	(70)	20

	As of December 31,
	2009	2008
Summary Balance Sheet Information:
Current assets	$9,797	$6,157
Non-current assets	4,016	2,157

Total assets	$13,813	$8,314

Current liabilities	7,364	4,746
Non-current liabilities	1,192	896

Total liabilities	8,556	5,642
Equity	5,257	2,672

Total liabilities and equity	$13,813	$8,314

FedEx – Columbia Road, Cleveland, Ohio

Summary financial data for FedEx (NYSE: FDX) is presented below for the years ended May 31, 2010, 2009, and 2008 (amounts in millions):

	For the Year Ended May 31,
	2010	2009	2008
Summary Income Information:
Revenues	$34,734	$35,497	$37,953
Operating expenses	32,736	34,750	35,878

Operating income	1,998	747	2,075
Other expenses, net	814	649	950

Net income	1,184	98	1,125

Summary Cash Flow Information:
Cash flows from operating activities	$3,138	$2,753	$3,465
Cash flows from investing activities	(2,781)	(2,383)	(2,897)
Cash flows from financing activities	(692)	400	(617)
Effect of changes in exchange rates on cash and cash equivalents	(5)	(17)	19

	As of May 31,
	2010	2009
Summary Balance Sheet Information:
Current assets	$7,284	$7,116
Non-current assets	17,618	17,128

Total assets	$24,902	$24,244

Current liabilities	4,645	4,524
Non-current liabilities	6,446	6,094

Total liabilities	11,091	10,618
Equity	13,811	13,626

Total liabilities and equity	$24,902	$24,244

Spectrum – 200 Corporate Drive, Chicago, Illinois

Summary financial data for Spectrum (NYSE: SPB) is presented below for the years ended September 30, 2009, 2008, and 2007 (amounts in thousands):

	For the Year Ended September 30,
	2009	2008	2007
Summary Income Information:
Net sales	$2,230,536	$2,426,571	$2,332,676
Cost of good sold and restructuring	1,414,317	1,506,470	1,456,025

Gross profit	816,219	920,101	876,651
Other expenses, net	(126,937)	1,851,646	1,473,364

Net income (loss)	943,156	(931,545)	(596,713)

Summary Cash Flow Information:
Cash flows from operating activities	$76,558	$(10,162)	$(32,629)
Cash flows from investing activities	(19,649)	(6,267)	(23,082)
Cash flows from financing activities	(64,508)	51,790	93,065
Effect of changes in exchange rates on cash and cash equivalents	626	(441)	4,069

	As of September 30,
	2009	2008
Summary Balance Sheet Information:
Current assets	$818,736	$953,597
Non-current assets	2,202,010	1,293,882

Total assets	$3,020,746	$2,247,479

Current liabilities	495,068	582,079
Non-current liabilities	1,864,799	2,692,638

Total liabilities	2,359,867	3,274,717
Equity	660,879	(1,027,238)

Total liabilities and equity	$3,020,746	$2,247,479

Goodyear – 3095 Corporate Drive, Chicago, Illinois; Salem Church Road, Central Pennsylvania; Apache Trail, Dallas, Texas; Business Center, Atlanta, Georgia; Lockburne, Columbus, Ohio; King Mill Court, Atlanta Georgia

Summary financial data for Goodyeat Tire & Rubber (NYSE: GT) is presented below for the years ended December 31, 2009, 2008, and 2007 (amounts in millions):

	For the Year Ended December 31,
	2009	2008	2007
Summary Income Information:
Net sales	$16,301	$19,488	$19,644
Costs and expenses	13,676	16,139	15,911

Gross profit	2,625	3,349	3,733
Other expenses, net	3,000	3,426	3,150

Net (loss) income	(375)	(77)	583

Summary Cash Flow Information:
Cash flows from operating activities	$1,297	$(739)	$105
Cash flows from investing activities	(663)	(1,058)	829
Cash flows from financing activities	(654)	264	(1,435)
Effect of changes in exchange rates on cash and cash equivalents	48	(36)	75

	As of December 31,
	2009	2008
Summary Balance Sheet Information:
Current assets	$7,225	$8,310
Non-current assets	7,185	6,916

Total assets	$14,410	$15,226

Current liabilities	4,095	4,779
Non-current liabilities	9,329	9,194

Total liabilities	13,424	13,973
Equity	986	1,253

Total liabilities and equity	$14,410	$15,226